Net Finance Income or Expense from Insurance Contracts and Reinsurance Contract Assets Held - Changes in discount rates (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Net Finance Income or Expense from Insurance Contracts and Reinsurance Contract Assets Held
Effect of changes in discount rates on total bonds (recognized in net gains on investments)	$ (731.3)	$ 714.1
Effect of changes in interest rates on insurance contracts and reinsurance contract assets held (recognized in net finance income (expense) from insurance contracts and reinsurance contract assets held)	201.4	(218.1)
Net benefit (loss) from changes in discount rates in consolidated statement of earnings	$ (529.9)	$ 496.0